Ex. 10-8

                          REGISTRATION RIGHTS AGREEMENT


          AGREEMENT, dated as of the 23rd day of January, 2002 between Vantage Holdings I, LLC, a Delaware limited liability company ("Holder") and Hand Brand Distribution Inc., a Florida corporation (the "Company").

                                    RECITALS

A. Simultaneously with the execution and delivery of this Agreement, the Holder is acquiring 1,783,950 shares of the Company's common stock ("Shares") pursuant to a Stock Purchase Agreement ("SPA") between the Holder and the Company.

B. The Company desires to grant to the Holder the registration rights set forth herein with respect to the Shares and but for the granting of such rights, the Holder would not have entered into the SPA.

NOW, THEREFORE, the parties hereto mutually agree as follows:

1. REGISTRABLE SECURITIES. As used herein the term "Registrable Security" means each of the Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the "Securities Act") and disposed of pursuant thereto, or (ii) registration under the Securities Act is no longer required for the immediate public distribution of such security. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Article 1.

2.        PIGGYBACK REGISTRATION.

          a. If, at any time, the Company proposes to prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement covering equity or debt securities of the Company, or any such securities of the Company held by its shareholders (in any such case, other than in connection with a merger, acquisition or pursuant to Form S-8 or successor form) (for purposes of this Article 2, collectively, a "Registration Statement"), it will give written notice of its intention to do so by registered mail ("Notice"), at least thirty (30) days prior to the filing of each such Registration Statement, to the holder of the Registrable Securities. Upon the written request of such a holder (a "Requesting Holder"), made within twenty
(20) days after receipt of the Notice, that the Company include any of the Requesting Holder's Registrable Securities in the proposed Registration Statement, the Company shall use its best efforts to effect the registration under the Securities Act of the Registrable Securities which it has been so requested to register ("Piggyback Registration"), at the Company's sole cost and expense and at no cost or expense to the Holder except as provided in Section 4(b) hereof.


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          b.      The Company agrees to include the shares in its registration statement to be filed with the Securities and Exchange Commission in connection with its equity line credit facility with Prima Capital Growth LLC.

3. DEMAND REGISTRATION. At any time commencing on June 30, 2002, the Holder of the Registrable Securities shall have the right (which right is in addition to the piggyback registration rights provided for under Article 2 hereof), exercisable by written notice to the Company (the "Demand Registration Request"), to have the Company prepare and file with the Commission, on one occasion, at the sole expense of the Company (except as provided in Section 4(b) hereof), in respect of all holders of Registrable Securities, a Registration Statement so as to permit a public offering and sale of the Registrable Securities. Once effective, the Company will be required to maintain the effectiveness of the Registration Statement until the earlier of (i) the date that all of the Registrable Securities have been sold, or (ii) the date that all holders of Registrable Securities receive an opinion of counsel to the Company that all of the Registrable Securities may be freely traded without registration under the Securities Act, under Rule 144 promulgated under the Securities Act or otherwise.

4. COVENANTS OF THE COMPANY WITH RESPECT TO REGISTRATION. The Company covenants and agrees as follows:

          a. In connection with any registration under Article 3 hereof, the Company shall use its best efforts to file the Registration Statement as expeditiously as possible, but in no event later than thirty (30) days following receipt of any demand therefor. The Company shall use its best efforts to cause the Registration Statement to become effective as promptly as possible and, if any stop order shall be issued by the Commission in connection therewith, to use its reasonable efforts to obtain the removal of such order. Following the effective date of a Registration Statement, the Company shall, upon the request of the Holder, forthwith supply such reasonable number of copies of the Registration Statement, preliminary prospectus and prospectus meeting the requirements of the Securities Act, and other documents necessary or incidental to the public offering of the Registrable Securities, as shall be reasonably requested by the Holder to permit the Holder to make a public distribution of the Holder's Registrable Securities. The obligations of the Company hereunder with respect to the Holder's Registrable Securities are subject to the Holder's furnishing to the Company such appropriate information concerning the Holder, the Holder's Registrable Securities and the terms of the Holder's offering of such Registrable Securities as the Company may reasonably request in writing.

          b. Notwithstanding the provision under Section 4(a) hereof, if, at the time the Demand Registration Request is given to the Company under
Article 3 hereof, the Company is negotiating a merger, consolidation, acquisition or sale of all or substantially all of its assets or similar transaction and in the written opinion of counsel to the Company, the Registration Statement would be required to include information concerning such transactions or the parties thereto that is not available at the time, the Company shall promptly so advise the holder of the Registrable Securities and, at the Company's election, to be set forth in such notice ("Notice of Postponement"), the filing of the Registration Statement may be postponed for a period not to exceed ninety (90) days from the date the Demand Registration Request is given to the Company under Article 3 hereof (notwithstanding the provisions of Section 4(a) to the contrary); provided, however, that the Company shall not be permitted to give any such Notice of Postponement and to so postpone the filing of the Registration Statement more than once in any 365 day period; and provided, further, that in the event of such postponement, the Holder may withdraw the notice of Demand Registration during the 60-day period following the date Notice of Postponement is given by the Company and will thereafter continue to be entitled to one (1) Demand Registration Request pursuant to Article 3 hereof.

          c. The Company shall pay all costs, fees and expenses in connection with all Registration Statements filed pursuant to Article 2 or
Article 3 hereof including, without limitation, the Company's legal and accounting fees, printing expenses, and blue sky fees and expenses; provided, however, that the Holder shall be solely responsible for the fees of any counsel retained by the Holder in connection with such registration and any transfer taxes or underwriting discounts, commissions or fees applicable to the Registrable Securities sold by the Holder pursuant thereto.

          d. The Company will take all necessary action which may be required in qualifying or registering the Registrable Securities included in a Registration Statement for offering and sale under the securities or blue sky laws of such states as are reasonably requested by the holders of such securities, provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

5.        ADDITIONAL TERMS.

          a. The Company shall indemnify and hold harmless the Holder and each underwriter, within the meaning of the Securities Act, who may purchase from or sell for the Holder, any Registrable Securities, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any other registration statement filed by the Company under the Securities Act with respect to the registration of the Registrable Securities, any post-effective amendment to such registration statements, or any prospectus included therein or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission based upon information furnished or required to be furnished in writing to the Company by the Holder or underwriter expressly for use therein, which indemnification shall include each person, if any, who controls either the Holder or underwriter within the meaning of the Securities Act and each officer, director, employee and agent of the Holder and underwriter; provided, however, that the indemnification in this Section 5(a) with respect to any prospectus shall not inure to the benefit of the Holder or underwriter (or to the benefit of any person controlling the Holder or underwriter) on account of any such loss, claim, damage or liability arising from the sale of Registrable Securities by the Holder or underwriter, if a copy of a subsequent prospectus correcting the untrue statement or omission in such earlier prospectus was provided to the Holder or underwriter by the Company prior to the subject sale and the subsequent prospectus was not delivered or sent by the Holder or underwriter to the purchaser prior to such sale and provided further, that the Company shall not be obligated to so indemnify the Holder or any such underwriter or other person referred to above unless the

Holder or underwriter or other person, as the case may be, shall at the same time indemnify the Company, its directors, each officer signing the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the Registration Statement, any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission based upon information furnished in writing to the Company by the Holder or underwriter expressly for use therein.

          b. If for any reason the indemnification provided for in the preceding section is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

          c. Neither the filing of a Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon the Holder any obligation to sell the Holder's Registrable Securities.

          d. The Holder, upon receipt of notice from the Company that an event has occurred which requires a Post-Effective Amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of Registrable Securities until the Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

          e. If the Company fails to keep the Registration Statement referred to in Article 3 above continuously effective during the requisite period, then the Company shall, promptly upon the request of the Holders of at least a majority of the unsold Registrable Securities, use its best efforts to update the Registration Statement or file a new registration statement covering the Registrable Securities remaining unsold, subject to the terms and provisions hereof.

          f. The Holder agrees to provide the Company with any information or undertakings reasonably requested by the Company in order for the Company to include any appropriate information concerning the Holder in the Registration Statement or in order to promote compliance by the Company or the Holders with the Securities Act.

6.        MISCELLANEOUS.

          a. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. THE

COMPANY AND THE INVESTOR EACH WAIVES AND AGREES NOT TO ASSERT IN ANY SUCH, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER. NOTHING IN THIS SECTION SHALL AFFECT OR LIMIT ANY RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

          b. Submission to Jurisdiction. Any proceeding with respect to the interpretation of this Agreement or the rights and obligations of the parties shall be exclusively brought in the United States District Court for the Southern District of New York or if such Court lacks subject matter jurisdiction, in the Supreme Court of the State of New York, County of New York. Each of the Company and the Investor waives the right to object to the jurisdiction of either of such courts or the right to claim it is an inconvenient forum. Each of the parties waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same. Each of the parties agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address set forth in this Agreement or at such other address as may have been furnished in writing to the other parties. In any action or proceeding arising out of this Agreement, the prevailing party in such action or proceeding shall be entitled to recover from the other party thereto the reasonable attorneys' fees, including one or more appeals, court costs, filing fees, publication costs and other expenses incurred by the prevailing party.

          c. EACH OF THE COMPANY AND THE INVESTOR HEREBY IRREVOCABLY WAIVES UNCONDITIONALLY TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN CLAUSE (a) ABOVE.

          d. Amendment. This Agreement may only be amended by a written instrument executed by the Company and the Holder.

          e. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

          f. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

          g. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given when delivered by hand, facsimile (with original to follow) or mailed by registered or certified mail, postage prepaid, return receipt requested, to the address set forth on the signature page.

          h. Binding Effect; Benefits. The Holder may assign his or her rights hereunder. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives and successors. Nothing herein contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, legal representatives and successors, any rights or remedies under or by reason of this Agreement.

          i. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

          j. Severability. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.


THE COMPANY:

HAND BRAND DISTRIBUTION INC.



BY:/s/
   -------------------------------
   John Taggert, President

VANTAGE HOLDINGS I, LLC.



BY:/s/
   -------------------------------
   Sylvia Griffith, Managing Member